Provisions	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
consisted of the following:

	At December 31,
	2019			2018(1)
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Product warranty and recall campaigns	€2,406	€3,900	€6,306	€2,745	€4,015	€6,760
Sales incentives	5,479	—	5,479	5,999	—	5,999
Legal proceedings and disputes(1)	303	222	525	760	280	1,040
Commercial risks	441	120	561	442	272	714
Restructuring	72	34	106	134	31	165
Other risks	277	751	1,028	314	815	1,129
Total Provisions	€8,978	€5,027	€14,005	€10,394	€5,413	€15,807
________________________________________________________________________________________________________________________________________________
(1) Refer to Note 2, Basis of preparation.
Changes in Provisions were as follows:

	At January 1, 2019	Additional provisions	Settlements	Unused amounts	Translation differences	Transfer to Liabilities held for sale	Other changes	At December 31, 2019
	(€ million)
Product warranty and recall campaigns	€6,760	€3,059	€(3,655)	€—	€145	€—	€(3)	€6,306
Sales incentives	5,999	14,864	(15,573)	63	131	—	(5)	5,479
Legal proceedings and disputes(1)	1,040	167	(680)	(24)	16	(18)	24	525
Commercial risks	714	353	(408)	(28)	12	(18)	(64)	561
Restructuring costs	165	118	(111)	(50)	1	(1)	(16)	106
Other risks	1,129	355	(334)	(63)	7	(17)	(49)	1,028
Total Provisions	€15,807	€18,916	€(20,761)	€(102)	€312	€(54)	€(113)	€14,005
________________________________________________________________________________________________________________________________________________
(1) Refer to Note 2, Basis of preparation.
Product warranty and recall campaigns
At December 31, 2019, the Product warranty and recall campaigns provision decreased slightly primarily due to lower volumes in North America. During the year ended December 31, 2018, an additional amount of €114 million was accrued in relation to costs for recall campaigns related to Takata airbag inflators, net of recovery. The cash outflow for the non-current portion of the Product warranty and recall campaigns provision is primarily expected within a period through 2022.
Sales incentives
As described within Note 2, Basis of preparation - Use of estimates, the Group records the estimated cost of sales incentive programs offered to dealers and consumers as a reduction to revenue at the time of sale of the vehicle to the dealer.
Legal proceedings and disputes
As described within Note 2, Basis of preparation - Use of estimates, a provision for legal proceedings is recognized when it is deemed probable that the proceedings will result in an outflow of resources. As the ultimate outcome of pending litigation is uncertain, the timing of cash outflows for the Legal proceedings and disputes provision is also uncertain.
During the year ended December 31, 2019, approximately €0.5 billion of payments were made for civil, environmental and consumer claims related to U.S. diesel emissions matters accrued in 2018 (refer to Note 25, Guarantees granted, commitments and contingent liabilities).
None of the provisions within the total Legal proceedings and disputes provision are individually significant except for the remaining portion of the provision of €748 million recognized during the year ended December 31, 2018, for costs related to final settlements reached on civil, environmental and consumer claims related to U.S. diesel emissions matters (refer to Note 25, Guarantees granted, commitments and contingent liabilities).
Commercial risks
Commercial risks arise in connection with the sale of products and services, such as onerous maintenance contracts, and as a result of certain regulatory emission requirements. For items such as onerous maintenance contracts, a provision is recognized when the expected costs to complete the services under these contracts exceed the revenues expected to be realized. A provision for fines related to certain regulatory emission requirements that can be settled with cash fines is recognized at the time vehicles are sold based on the estimated cost to settle the obligation, measured as the sum of the cost of regulatory credits previously purchased plus the amount, if any, of the fine expected to be paid in cash. The cash outflow for the non-current portion of the Commercial risks provision is primarily expected within a period through 2022.
On July 12, 2019, the U.S. Department of Transportation’s National Highway Traffic Safety Administration (“NHTSA”) announced a final rule that retained the current fine rate applicable to automobile manufacturers that fail to meet Corporate Average Fuel Economy (“CAFE”) standards through achievement of the targeted fleet fuel efficiency or remittance of CAFE credits. Prior to this final rule, FCA recorded a provision for estimated CAFE civil fines relating to 2019 model year vehicles for which CAFE credits were not expected to be available at the previously announced civil fine rate. As a result of the announced final rule, under IAS 37, the reduction of the civil fine rate resulted in a change in the estimated provision of €158 million relating to 2019 model year vehicles sold prior to March 31, 2019, which has been recognized as a reduction to Cost of revenues within the Consolidated Income Statement for the year ended December 31, 2019.
Restructuring costs
During the year ended December 31, 2019, a total provision for €118 million was recognized primarily for workforce restructuring costs, of which €56 million was recognized within LATAM, €36 million within EMEA and €23 million within North America (refer to Note 28, Segment reporting).
Other risks
Other risks includes, among other items: provisions for disputes with suppliers related to supply contracts or other matters that are not subject to legal proceedings, provisions for product liabilities arising from personal injuries including wrongful death and potential exemplary or punitive damages alleged to be the result of product defects, disputes with other parties relating to contracts or other matters not subject to legal proceedings and management's best estimate of the Group’s probable environmental obligations, which also includes costs related to claims on environmental matters. The cash outflow for the non-current portion of the Other risks provision is primarily expected within a period through 2022.